                                                                EXHIBIT 10.7


                             PAPEREXCHANGE.COM, LLC

                               PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (the "AGREEMENT") is made as of December 30, 1999, by and among PaperExchange.com, LLC, a Delaware limited liability company (the "COMPANY"), Rod Parsley (the "SELLER"), Madison Dearborn Capital Partners III, L.P., a Delaware limited partnership ("MDCP"), Madison Dearborn Special Equity III, L.P., a Delaware limited partnership ("MDSE") and Special Advisors Fund I, LLC, a Delaware limited liability company ("SAF," together with MDCP and MDSE, the "PURCHASERS," and each a "PURCHASER").

         WHEREAS, the Seller desires to sell to MDCP, and MDCP desires to purchase from the Seller, 157,252 economic interests of the Company (such 157,252 economic interests being referred to herein as the "ECONOMIC INTERESTS");

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, an aggregate of 314,503 membership interests of the Company (such 314,503 membership interests being referred to herein as the "INTERESTS," together with the Economic Interests, the "MEMBERSHIP INTERESTS").

         NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1. PURCHASE AND SALE. The Membership Interests and the aggregate purchase price as set forth in this Section 1 shall be allocated to each of the Purchasers as set forth on SCHEDULE 1 hereto.

         1.1 PURCHASE AND SALE OF ECONOMIC INTERESTS. Subject to and upon the terms and conditions set forth in this Agreement, the Seller agrees to sell to MDCP, and MDCP hereby agrees to purchase from the Seller, at the Closing (as hereinafter defined), the Economic Interests at a purchase price of $6.35923456 per Economic Interest. The aggregate purchase price payable by MDCP to the Seller for all of the Economic Interests shall be $1,000,000.

         1.2 PURCHASE AND SALE OF INTERESTS. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to the Purchasers, and the Purchasers hereby agree to purchase from the Company, at the Closing (as hereinafter defined), the Interests at a purchase price of $6.35923456 per Interest. The aggregate purchase price payable by the Purchasers to the Company for all of the Interests shall be $2,000,000.

         1.3 CLOSING. The closing of the transactions contemplated under this Agreement (the "CLOSING") shall take place at the Boston offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 on or before December 29, 1999, or on such other date as may be agreed upon in writing between the Purchasers and the Company.

         1.4 DELIVERY. At the Closing, (i) the Purchasers shall deliver to the Company, as set forth on SCHEDULE 1 hereto, a cash amount equal to $2,000,000 by certified check or wire transfer; (ii) MDCP shall deliver to the Seller a cash amount equal to $1,000,000 by certified check or wire transfer; (iii) the Seller shall deliver to MDCP an executed Assignment of Economic Interests whereby the Seller assigns the Economic Interests to MDCP; and (iv) the Company shall revise Exhibit A to the Operating Agreement (as defined below) to reflect the Purchasers' purchase of the Membership Interests. Notwithstanding the foregoing terms of this Section 1.4, the Seller hereby authorizes and directs MDCP to deliver to the Company, on behalf of the Seller, all amounts referred to in clause (ii) of this Section 1.4 and that the Company remit such amounts to the Seller (promptly upon the Company's receipt thereof) but only after the Company deducts therefrom any amounts owed to the Company by the Seller and any amounts in respect of withholding or other employee taxes payable by the Seller in connection with the Seller's obtaining ownership of the Economic Interests to be purchased by MDCP hereunder. The Purchasers agree that in connection with any conversion of the Company to a corporation, each Purchaser shall, upon request of the Management Board of the Company (the "MANAGEMENT BOARD"), execute documents required to effect such conversion, including documents evidencing such Purchaser's agreement to comply with any restrictions imposed by the Management Board upon such Purchaser's Membership Interests (or the capital stock or other securities received in exchange for such Membership Interests (or into which such Membership Interests are converted)) with respect to the transfer or voting thereof. Each Purchaser understands and agrees that this constitutes an irrevocable commitment which such Purchaser shall not have the right to cancel or veto.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchasers as of the date hereof as follows:

         2.1 ORGANIZATION AND STANDING; CERTIFICATE OF FORMATION. The Company is a limited liability company duly organized, validly existing under, and by virtue of, the laws of the State of Delaware, and is in good standing under such laws. The Company has all requisite power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects, or financial condition. The Company has furnished the Purchasers with copies of its Certificate of Formation and its Amended and Restated Operating Agreement, dated as of June 1, 1999 (the "OPERATING AGREEMENT").

         2.2 POWER AND AUTHORITY. The Company has all requisite legal power and authority to execute and deliver this Agreement, to authorize the issuance of the Interests hereunder, and to carry out and perform its obligations under the terms of this Agreement and the Operating Agreement and the transactions contemplated hereby and thereby.

         2.3 OWNERSHIP OF INTERESTS. The membership interests of the Company consist of 37,408,468 outstanding membership interests and up to an additional 9,767,021 membership interests and/or economic interests (such outstanding and additional interests being referred to collectively as the "PRESENT INTERESTS") which may be outstanding in the future pursuant to the exercise of warrants and/or options authorized to be issued (excluding the 2,000,000 options authorized by the Management Board on or about November 23, 1999). The Present Interests do not include (i) those certain membership interests and/or economic interests of the Company issued by the Company to MSD Capital, L.P. and/or one or more of its affiliates (collectively, "MSD CAPITAL") pursuant to that certain Purchase Agreement, by and between the Company and

MSD Capital, dated as of even date herewith, and (ii) those certain membership interests and/or economic interests of the Company issued by the Company to David Wetherell and/or one or more of his affiliates (collectively, "WETHERELL") pursuant to that certain Purchase Agreement, by and between the Company and Wetherell, dated as of even date herewith. The Interests acquired hereby shall have the rights, preferences, privileges and restrictions set forth in the Operating Agreement.

         2.4 AUTHORIZATION. All limited liability company action on the part of the Company, its managers, members, directors and officers necessary for the authorization, execution, delivery and performance of this Agreement and the Operating Agreement by the Company, the authorization of the transfer of the Interests and the performance of all of the Company's obligations hereunder and under the Operating Agreement have been taken or will be taken prior to the Closing. This Agreement and the Operating Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         2.5 VALID ISSUANCE OF THE COMPANY'S INTERESTS. The Interests will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued in compliance with the Certificate of Formation of the Company and the Operating Agreement, and such Interests will be free and clear of any liens or encumbrances; provided, however, that the Interests shall be subject to restrictions on transfer under state and/or federal securities laws and pursuant to the terms of the Operating Agreement.

         2.6 NO CONFLICT. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default by the Company (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under (i) any provision of the organizational documents of the Company or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its respective properties or assets.

         2.7 BROKERS. The Company has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

         2.8 CONSENTS. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing.

3. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to MDCP as follows:

         3.1 VALID TRANSFER OF THE SELLER'S ECONOMIC INTERESTS. The Economic Interests will be transferred to MDCP free and clear of any liens or encumbrances; provided, however, that the Economic Interests shall be subject to restrictions on transfer under state and/or federal securities laws and pursuant to the terms of the Operating Agreement.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each of the Purchasers represents and warrants to the Company as follows:

         4.1 AUTHORIZATION. All action on the part of each Purchaser and, if applicable, its officers, directors, managers, members, shareholders and/or partners necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of each Purchaser, enforceable against each Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Each Purchaser has all requisite power and authority to enter into each of this Agreement and to carry out and perform its obligations under the terms of this Agreement.

         4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. Each Purchaser is acquiring the Membership Interests for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder (the "SECURITIES ACT").

         4.3 INVESTOR STATUS; ETC. Each Purchaser certifies and represents to the Company that it is an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Membership Interests. Each Purchaser's financial condition is such that it is able to bear the risk of holding the Membership Interests for an indefinite period of time and the risk of loss of its entire investment. Each Purchaser has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

         4.4 MEMBERSHIP INTERESTS NOT REGISTERED. Each Purchaser understands that the Membership Interests have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act. Each Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

         4.5 INVESTMENT REPRESENTATIONS. Each Purchaser represents and warrants to the Company that: (i) it is a Delaware limited partnership, or a Delaware limited liability company, as the case may be, (ii) each of its constituent members is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act, (iii) its principal office is located in Three First National Plaza, Suite 3800, Chicago, Illinois 60602, and (iv) the principal office of its general partner, or its manager, as the case may be, is located in Three First National Plaza, Suite 3800, Chicago, Illinois 60602.

         4.6 NO CONFLICT. The execution and delivery of this Agreement by each Purchaser and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default by any Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under (i) any provision of the organizational documents of any Purchaser or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to any Purchaser or its respective properties or assets.

         4.7 BROKERS. None of the Purchasers has retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

         4.8 CONSENTS. All consents, approvals, orders and authorizations required on the part of each Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing.

5. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AT CLOSING. The obligations of the Company under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

         5.1 INSTRUMENT OF ACCESSION. Each Purchaser shall execute an Instrument of Accession, substantially in the form of EXHIBIT A attached hereto, simultaneously with the purchase of the Membership Interests hereunder, in order to become a party to the Operating Agreement thereby agreeing to be bound by the restrictions set forth in the Operating Agreement.

         5.2 PERFORMANCE. Each Purchaser shall have performed or fulfilled all agreements, obligations and conditions contained herein required to be performed or fulfilled by them before the Closing.

         5.3 PROCEEDINGS SATISFACTORY. All partnership, and/or limited liability company, as the case may be, and legal proceedings taken by the Purchasers in connection with the transactions contemplated by this Agreement and all documents and papers relating to such transactions shall be satisfactory to the Company, in the reasonable exercise of the judgment of the Company.

6. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS AT CLOSING. The obligations of the Purchasers under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Purchasers:

         6.1 CONVERSION OF ECONOMIC INTERESTS. MDCP shall have received evidence that the Economic Interests were converted into full membership interests of the Company at or prior to the date hereof so that such Economic Interests, effective immediately upon the transactions contemplated hereunder, shall have all of the attendant rights and privileges that accompany full membership interests pursuant to the Operating Agreement.

         6.2 PERFORMANCE. The Company shall have performed or fulfilled all agreements, obligations and conditions contained herein required to be performed or fulfilled by them before the Closing.

         6.3 PROCEEDINGS SATISFACTORY. All limited liability company and legal proceedings taken by the Company in connection with the transactions contemplated by this Agreement and all documents and papers relating to such transactions shall be satisfactory to the Purchasers, in the reasonable exercise of the judgment of the Purchasers.

7.       MISCELLANEOUS

         7.1 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement and the exhibits hereto constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

         7.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and wholly to be performed within the State of Delaware by Delaware residents.

         7.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         7.4 HEADINGS. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

         7.5 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or by telecopier (confirmed thereafter by U.S. mail) or delivery by overnight courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed as set forth below (with copies as indicated), or at such other address as each party may designate by ten (10) days' advance written notice to all other parties:

         IF TO THE COMPANY:                                   IF TO THE PURCHASERS:
         545 Boylston Street, 8th Floor                       Three First National Plaza, Suite 3800
         Boston, MA  02116                                    Chicago, Illinois  60602
         Attention:  President and CEO                        Attention:  Samuel M. Mencoff,
         Telecopier No.: (617) 536-1573                                   Thomas S. Souleles
                                                              Telecopier No.: (312) 895-1056

         WITH COPIES TO:                                      WITH A COPY TO:
         Bingham Dana LLP                                     Kirkland & Ellis
         150 Federal Street                                   200 E. Randolph Street
         Boston, MA  02110                                    Chicago, Illinois  60602
         Attention:  Jonathan K. Bernstein, Esq.              Attention: William S. Kirsch, Esq.
         Telecopier No.: (617) 951-8736                       Telecopier No.: (312) 861-2200

         7.6 SURVIVAL OF WARRANTIES. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing; provided, however, that, except as provided above, such representations and warranties need only be accurate as of the date of such execution and delivery and as of the Closing.

         7.7 AMENDMENT OF AGREEMENT. Any provision of this Agreement may be amended by a written instrument by agreement of the parties hereto.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement as of the day and year first above written.

                             PAPEREXCHANGE.COM, LLC
                             a Delaware limited liability company

                             By: /s/ Kent A. Dolby
                                 ------------------------------------
                             Name:  Kent A. Dolby
                             Title: President and CEO

                             Address: 545 Boylston Street
                                       Boston, MA 02116

                             MADISON DEARBORN CAPITAL
                             PARTNERS III, L.P.
                             a Delaware limited partnership

                             By:  Madison Dearborn Partners III, L.P.,
                                  its general partner

                                  By:  Madison Dearborn Partners, LLC,
                                       its general partner

                                       By: /s/ Samuel Mencoff
                                           ----------------------------
                                       Name:  Samuel M. Mencoff
                                       Title: Managing Director

                              Address: Three First National Plaza,
                                       Suite 3800
                                       Chicago, Illinois 60602

                            MADISON DEARBORN SPECIAL
                            EQUITY III, L.P.
                            a Delaware limited partnership

                            By: Madison Dearborn Partners III, L.P.,
                                its sole general partner

                                By: Madison Dearborn Partners, LLC,
                                    its sole general partner

                                    By: /s/ Samuel Mencoff
                                       _________________________________
                                    Name:  Samuel M. Mencoff
                                    Title: Managing Director

                            Address: Three First National Plaza,
                                     Suite 3800
                                     Chicago, Illinois 60602

                            SPECIAL ADVISORS FUND I, LLC
                            a Delaware limited liability company

                            By: Madison Dearborn Partners, LLC
                                its manager

                                     By: /s/ Samuel Mencoff
                                     Name:  Samuel M. Mencoff
                                     Title: Managing Director

                             Address: Three First National Plaza,
                                      Suite 3800
                                      Chicago, Illinois 60602


                             /s/ Rod Parsley
                             _____________________________________________
                             Rod Parsley


                             Address: 760 Tremont Street #3
                                     _____________________________________
                                      Boston, MA 02113
                                     _____________________________________

                                   SCHEDULE 1

              ALLOCATION OF MEMBERSHIP INTERESTS AND PURCHASE PRICE

PURCHASE FROM THE SELLER

- MDCP is purchasing 157,252 Economic Interests from Rod Parsley for a total purchase price of $1,000,000.

PURCHASE FROM THE COMPANY

- MDCP is purchasing 281,180 Interests from the Company for a total purchase price of $1,788,091.27.

- MDSE is purchasing 9,735 Interests from the Company for a total purchase price of $61,907.14.

- SAF is purchasing 23,588 Interests from the Company for a total purchase price of $150,001.59.

                                    EXHIBIT A

                             INSTRUMENT OF ACCESSION

         Reference is hereby made to that certain Amended and Restated Operating Agreement for PaperExchange.com, LLC, a Delaware limited liability company (the "COMPANY"), dated as of June 1, 1999 (as amended, the "OPERATING AGREEMENT"), by and among the Persons (as defined in the Operating Agreement) whose names are set forth on Exhibit A thereto.

         _______________________, as the [transferee and/or purchaser] of an aggregate of ________ Membership Interests (as defined in the Operating Agreement) of the Company, hereby agrees to become and hereby does become a "MEMBER" of the Company and agrees to be bound by all of the terms and provisions of the Operating Agreement as a Member of the Company.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Instrument of Accession as of the ___ day of ________, 1999.

                         [NAME OF TRANSFEREE/PURCHASER]


                                            By:_______________________________
                                            Name:

                                            Title:

                                            Address:__________________________

                                                    __________________________

                                                    __________________________

Accepted and Agreed to as of the
date set forth above.

PAPEREXCHANGE.COM, LLC

By: ________________________________
    Name:
    Title: